MACQUARIE ETF TRUST

Macquarie Global Listed Infrastructure ETF (the “Fund”)

Supplement to the Fund’s Statutory Prospectus and
Statement of Additional Information dated July 29, 2024, as amended

Effective immediately, the following replaces the information in the section entitled “Fund summaries — Macquarie Global Listed Infrastructure ETF – Who manages the Fund? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Brad Frishberg, CFA	Head of Global Listed Infrastructure, Senior Portfolio Manager	Since inception (November 2023)
Barry Klein, CFA	Senior Vice President, Senior Equity Analyst, Portfolio Manager	October 2024

Effectively immediately, the following replaces the disclosure in the Fund’s statutory prospectus section entitled “Who manages the Fund – Portfolio managers – Macquarie Global Listed Infrastructure ETF”:

Brad Frishberg and Barry Klein have day-to-day responsibilities for making investment decisions for the Macquarie Global Listed Infrastructure ETF.

Brad Frishberg, CFA
Head of Global Listed Infrastructure, Senior Portfolio Manager
Brad is Head of Global Listed Infrastructure and is the lead Portfolio Manager for Macquarie’s Global Listed Infrastructure strategies, a role he assumed in December 2009. Prior to joining the firm, Brad was Managing Director and US Equity Portfolio Manager at J.P. Morgan Asset Management where he was responsible for managing portfolios and businesses in London, Tokyo, and New York for more than a decade. He earned a Bachelor of Arts from Brown University and a Master of Arts from Trinity College. Brad holds the Chartered Financial Analyst® designation.

Barry Klein, CFA
Senior Vice President, Senior Equity Analyst, Portfolio Manager

Barry is a Portfolio Manager and Senior Equity Analyst for Macquarie’s Global Listed Infrastructure (GLI)Team.  He supports the management of GLI portfolios and is also responsible for covering utility stocks in the Americas region. Barry also co-manages a climate solution strategy with members of Macquarie’s Natural Resources and Sustainability Teams. Prior to joining Macquarie, Barry was an Equities Research Analyst with Citigroup. He was a member of Citi’s top-ranked utilities research team, covering gas and electric utilities and integrated gas companies. Before his time at Citi, Barry was a Senior Associate in Business Assurance and Advisory Services at PriceWaterhouseCoopers, where he audited and reviewed companies in the utilities, consumer products, and not-for-profit sectors. He is currently Chairman of the Board for the charity Stupid Cancer. Barry holds a Bachelor of Arts in accounting (magna cum laude) from Boston University’s Questrom School of Business. He holds the Chartered Financial Analyst® designation and is a CPA.

Effective immediately, the following is added to the section in the statement of additional information entitled “Portfolio Managers — Other Accounts Managed”:

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of August 30, 2024 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
Brad Frishberg
Registered investment companies:	3	$38,515,145	0	0
Other pooled investment vehicles:	7	$691,117,954	0	0
Other accounts:	10	$1,801,955,929	0	0
Barry Klein
Registered investment companies:	1	$132,470,316	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	0	$0	0	$0

Effective immediately, the following replaces the section in the statement of additional information entitled “Portfolio Managers — Ownership of Fund Shares”:

As of August 30, 2024, the portfolio managers did not beneficially own any shares of the Fund.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated October 2, 2024.